Table of Contents
         USAA Family of Funds                            1
         Message from the President                      2
         Investment Review:
           Florida Tax-Free Income Fund                  4
           Florida Tax-Free Money Market Fund            7
         Shareholder Voting Results                     10
         Financial Information:
           Statements of Assets and Liabilities         11
           Portfolios of Investments in Securities:
              Florida Tax-Free Income Fund              13
              Florida Tax-Free Money Market Fund        16
           Notes to Portfolios of Investments           19
           Statements of Operations                     20
           Statements of Changes in Net Assets          21
           Notes to Financial Statements                23

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO).

It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. c1995, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of September 30, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


                                                 Average Annual Total Return*
       Investment               Inception                                       Since     7-Day     30-Day(1)
       Objective                  Date          1 yr      5 yrs     10 yrs    Inception   Simple     SEC
Capital Appreciation
Aggressive Growth                10/19/81       46.21     22.58      12.68        -          -        -
Emerging Markets(2)               11/7/94         -         -          -        (.60)        -        -
Gold(2)                           8/15/84       (9.21)     2.95       4.46        -          -        -
Growth                             4/5/71       18.48     16.12      13.22        -          -        -
Growth & Income                    6/1/93       23.46       -          -        12.88        -        -
International(2)                  7/11/88        1.58     13.34        -         9.56        -        -
World Growth(2)                   10/1/92        6.47       -          -        12.43        -        -


Asset Allocation
Balanced Strategy                  9/1/95         -         -          -          .40        -        -
Cornerstone Strategy(2)#          8/15/84      10.89      11.97      12.98        -          -        -
Growth and Tax Strategy**#        1/11/89      13.86      10.20        -         9.35        -       3.75
Growth Strategy(2)                 9/1/95         -         -          -          .30        -        -
Income Strategy                    9/1/95         -         -          -         1.50        -        -


Income - Taxable
GNMA                               2/1/91       12.56       -          -         8.18        -       6.82
Income                             3/4/74       18.64     10.98      10.47        -          -       6.61
Income Stock                       5/4/87       20.54     15.74        -        11.95        -        -
Short-Term Bond                    6/1/93        9.37       -          -         5.15        -       6.58


Income - Tax Exempt
Long-Term(3)**                    3/19/82        9.83      8.25       8.92        -          -       5.73
Intermediate-Term(3)**            3/19/82        9.76      8.14       8.23        -          -       5.15
Short-Term(3)**                   3/19/82        6.41      5.65       5.94        -          -       4.33
California Bond(3)**               8/1/89       11.24      8.28        -         7.39        -       5.75
Florida Tax-Free Income(3)**      10/1/93        9.67       -          -         1.17        -       5.71
New York Bond(3)**               10/15/90        9.71       -          -         8.68        -       5.65
Texas Tax-Free Income(3)**         8/1/94       13.26       -          -         9.80        -       5.61
Virginia Bond(3)**               10/15/90       10.51       -          -         8.38        -       5.72


Money Market
Money Market(4)                    2/2/81        5.67      4.65       6.01        -         5.56      -
Tax Exempt Money Market(3),(4)**   2/6/84        3.57      3.45       4.40        -         3.89      -
Treasury Money Market Trust(4)     2/1/91        5.42       -          -         4.09       5.35      -
California Money Market(3),(4)**   8/1/89        3.53      3.27        -         3.70       3.79      -
Florida Tax-Free Money
             Market(3),(4)**      10/1/93        3.45       -          -         2.81      3.67       -
New York Money Market(3),(4)**   10/15/90        3.42       -          -         3.01      3.89       -
Texas Tax-Free Money
             Market(3),(4)**       8/1/94        3.46       -          -         3.33      3.57       -
Virginia Money Market(3),(4)**   10/15/90        3.44       -          -         3.19      3.62       -

(1)  Calculated as prescribed by the Securities and Exchange Commission.
(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**   IRAs are not available for tax-exempt funds. The Growth and Tax
     Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.
# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.

Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

In September I attended an Investment Company Institute conference for mutual fund directors. It was in Washington D.C., and the speakers included a current member of the House and a former senator. Both delivered similar messages: Expect a reform of the tax system.

This news is not a surprise to tax-exempt fund investors. As I pointed out in a letter earlier this year, the tax-exempt bond market has spent much of 1995 adjusting to the expectation of lower tax rates. It has done this by narrowing the difference in yields between taxable and tax-exempt bonds. This adjustment has been well masked by the very handsome total returns in tax-exempt bonds this year. The portfolio managers will give you details in their reports.

"We will always remember that you are the reason we are in business."

I wish I could give you simple guidance on where to go from here, but I cannot. In fact, one of the most difficult questions in reforming the tax system will be how to approach the tax-exempt bond market. It is not only important to you, the investor, but also to the state and local entities that borrow your money through these bonds.

Do we suddenly, in one fell swoop, dramatically raise their cost of borrowing? If we do, current owners of bonds will be hurt, but so will everyone who pays taxes in states and cities. Those borrowers will need more revenue to pay interest on their bonds. Therefore, a radical reform might lower federal taxes, but raise state and local taxes. I do not think this is a desirable or desired outcome. It certainly is not a simple problem to solve. I do not believe that any major change will take place until after the next national election. At this uncertain time I will make this pledge to you:

     We will watch the tax reform situation very closely.
     Our guidance to you will keep your interests uppermost.
     We will always remember that you are the reason we are in business.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Investment Review

Florida Tax-Free Income Fund

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

Types of Investments: Invests primarily in long-term investment grade Florida tax-exempt securities.

                                                  3/31/95        9/30/95

Net Assets                                     $42.9 Million  $53.8 Million
Net Asset Value Per Share                          $9.09         $9.21

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                             4.21%**
1 Year                                                           9.67%
Since inception on October 1, 1993                               1.17%

** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995                           5.71%*

* Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10-1-93 to 9/30/95, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brokers Muni. Bond Index           $10,847
USAA Florida Tax-Free Income Fund          10,235]


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Robert R. Pariseau, CFA, Portfolio Manager appears here]

The Municipal Market

Compared to the roller-coaster ride last fall, the last six months have been pretty tame. The yield on the Bond Buyer 40 Bond Index traded in a narrow range from 6.00% to 6.35%. Last October it was quite different when the Bond Buyer Index increased .80% to 7.40% within a month, then fell a full 1.0% by March 1995, as the economy peaked, then decelerated. Confident that inflation was in check, Chairman Greenspan lowered the federal funds rate by .25% on July 6, 1995 - the first cut in nearly three years - as the Federal Reserve Board successfully engineered the economy's "soft landing."

In this favorable environment, your fund's net asset value (NAV) per share rose $.12 to $9.21, or 1.32%, since March 31, 1995. The Fund's performance compared very favorably to its peer group. For the past six months, the Fund's annualized dividend yield(1) was 5.61%, compared to Lipper's Florida Municipal Debt Funds average of 5.06%.(2) For the same period, the Fund's total return(3) was 4.21%, compared to the Florida Debt Funds average of 4.30%.

A tax-exempt mutual fund may provide more income after taxes than a fully taxable mutual fund. The table below compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.(4)

To match the Florida Tax-Free Income Fund's closing 30-Day
SEC yield of 5.71% and:

                                Assuming a marginal federal tax rate of:
                                                       28%    31%    36%  39.6%
                                    A fully taxable investment must pay:
Individual with $20,000-100,000 Intangible Assets    8.03%  8.38%  9.02%  9.55%
Individual with $100,000+ Intangible Assets          8.13%  8.48%  9.12%  9.65%
Married with $40,000-200,000 Intangible Assets       8.03%  8.38%  9.02%  9.55%
Married with $200,000+ Intangible Assets             8.13%  8.48%  9.12%  9.65%

Strategy & Outlook
As the yield curve steepened, the best market values were 25-year maturities and longer, as evidenced by the particularly wide spread between interest rates for the 15- and 25-year maturities. I pursue a strategy to maximize tax-exempt interest because, over the long run, shareholders of tax-exempt funds receive the greatest portion of their total return from interest. Over time, the increased yield from longer maturities offsets the increased sensitivity of market value to changes in interest rates, so this policy rewards long-term investors.

A manager who concentrates exclusively on total return must correctly and consistently time the market. At USAA IMCO, we strongly believe that no one can accurately predict the future course of interest rates. More often than not, managing by a total-return strategy results in higher taxable capital gains and trading costs and lower tax-exempt income. Although my primary focus is on tax-exempt distributions, I do pay attention to total return. For example, if interest rates should increase dramatically, I would position the Fund more defensively by buying shorter-maturity and higher-coupon bonds.

Purchase Criteria
Before buying a new security, our experienced municipal analysts conduct an independent, bottom-up, credit analysis. In their critical judgement, the bond must be investment grade, standing on its own fundamental merits without relying on good fortune or municipal bond insurance.

The Florida Economy
Florida's economy floated to the softest of landings. The Sunshine State is #2 in the nation in job creation and has the second lowest unemployment rate among the 11 most populous states. Taxable sales are up strongly this year _ vital to a state that relies heavily upon the sales tax for the vast majority of its governmental revenues. High population growth drives the economy but creates demand for additional schools, health services, prisons and transportation infrastructure.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.
(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions.
(4) This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

See page 13 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the USAA Florida Tax-Free Income Fund to be:
AAA - 19%, AA - 13%, A - 38%, BBB - 23%, and Cash Equivalents - 7 %]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category BBB account for 9.0% of the Fund's investments.

Investment Review

Florida Tax-Free Money Market Fund

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, while preserving capital and maintaining liquidity.

Types of Investments: High quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                                3/31/95         9/30/95
Net Assets                                   $52.2 Million  $51.4 Million
Net Asset Value Per Share                       $1.00           $1.00
Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                             1.79%**
1 Year                                                           3.45%
Since Inception on October 1, 1993                               2.81%

     ** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1995                         3.67%

[A graph is shown here comparing the 7-day yield of the USAA Florida Tax-
Free Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-
Free) from 9/94 to 9/95. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/25/95, for the USAA Florida Tax-Free Money Market Fund is 3.69% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 3.33%.]


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/ Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.

Message from the Manager

[Photograph of Pamela K. Bledsoe, CFA, Portfolio Manager appears here]

Economic Volatility in the Market

Contrary to the long-term bond market, the money market continues to experience a roller-coaster ride. Since March, the yield on the Tax Exempt Note Rate (TENR)(1) has traded from a high of 4.75% in May to a low of 2.65% in early June. These ups and downs have been driven by mixed economic data, supply and demand factors and credit risk. The Federal Reserve (Fed) uses economic data such as unemployment levels, retail sales and new housing starts to make interest rate decisions. On July 6, 1995, the Fed reduced interest rates .25% after raising interest rates seven times during 1994 and 1995. This reduction was spurred by easing inflationary pressures and the Fed's desire to keep the economy strong enough to avoid a recession. In anticipation of this activity, I extended the Fund's maturity to lock in the higher rates and will try to continue to do so as I expect rates to be in a generally downward trend.

Economic volatility is intensified by the short-term market's sensitivity to supply and demand factors, especially during the months of January, April, May, June, July, and December. Yields on variable-rate money market instruments typically rise in April and May as the need to cover tax payments creates an excess of bonds in the market. This situation reverses itself in the first weeks of June, July, December, and January since excess cash that needs to be invested creates a shortage of bonds leading to a sharp decline in yields. To minimize the impact of this phenomenon, I aggressively manage our variable rate demand notes (VRDNs)(2) to pursue top performance in this segment of the portfolio.

Credit risk, the relationship between market value and the likelihood of receiving payment at maturity, has also added to the volatility in the municipal note market. Our own research staff has proven invaluable in making credit-quality determinations. We'll continue to carefully evaluate credit risk to determine if a security is appropriate for this fund.

Outlook
Although the Florida economy has slowed, it continues to outperform the national economy because of its diverse base and strong job growth. Employment opportunities are expanding in computer programming, healthcare, tourism, and service-related sectors. Manufacturing and defense-related industries remain the weakest areas. Population growth continues to pressure government services. However, responsible financial management has allowed the state to meet its funding challenges while incurring only moderate debt levels.

(1) Tax Exempt Note Rate (TENR): A general market "AAA" weekly index as determined by Bankers Trust.

(2) Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

See page 16 for a complete listing of the Portfolio of Investments in Securities.


[A graph is here showing the growth of $10,000, from 10/1/93 to 9/30/95, invested in the USAA Florida Tax-Free Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $10,570.]


Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are in aggregate for the entire USAA State Tax-Free Trust (the Trust).

(1) Proposal to elect a Board of Trustees as follows:
                                              Votes              Votes
              Trustee                          For             Withheld
     Hansford T. Johnson                    43,808,597        1,071,761
     Michael J.C. Roth                      43,769,955        1,110,403
     John W. Saunders, Jr.                  43,806,446        1,073,912
     George E. Brown                        43,419,645        1,460,713
     Howard L. Freeman, Jr.                 43,762,837        1,117,521
     Richard A. Zucker                      43,718,516        1,161,842
     Barbara B. Dreeben                     43,642,054        1,238,304

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office will terminate on December 31, 1995.

(2) Proposal to ratify or reject the selection by the Board of Trustees of KPMG Peat Marwick LLP as auditors for the Trust for the fiscal year ending March 31, 1996.

                                            Number of Shares Voting
                                   For            Against          Abstain
                               43,311,082         180,939         1,392,391

Statements of Assets and Liabilities
(In Thousands)

September 30, 1995
(Unaudited)

                                                           Florida       Forida
                                                           Tax-Free  Tax-Free Money
                                                         Income Fund   Market Fund
                                                         ----------- --------------
Assets
  Investments in securities, at market value
    (identified cost of $51,768 and $51,029, respectively)  $52,563   $51,029
  Cash                                                          321       324
  Receivables:
    Capital shares sold                                         470        35
    Interest                                                  1,052       284
                                                             ------    ------
      Total assets                                           54,406    51,672
                                                             ------    ------
Liabilities
  Securities purchased                                          498       -
  Capital shares redeemed                                        -        146
  USAA Investment Management Company                             59        73
  USAA Transfer Agency Company                                    3         3
  Accounts payable and accrued expenses                          20        17
  Dividends on capital shares                                    62        11
                                                             ------    ------
    Total liabilities                                           642       250
                                                             ------    ------
      Net assets applicable to capital shares outstanding   $53,764   $51,422
                                                             ======    ======
Represented by:
  Paid-in capital                                           $54,866   $51,422
  Accumulated net realized loss on investments               (1,897)      -
  Net unrealized appreciation of investments                    795       -
                                                             ------    ------
      Net assets applicable to capital shares outstanding   $53,764   $51,422
                                                             ======    ======
  Capital shares outstanding, unlimited number of shares
    authorized, $.001 par value                               5,839    51,422
                                                             ======    ======
  Net asset value, redemption price, and offering price
    per share                                               $  9.21   $  1.00

                                                             ======    ======

See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

September 30, 1995
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Florida Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

Principal                                        Coupon     Final      Market
 Amount                Security                   Rate     Maturity    Value
---------              --------                  ------    --------    ------

                      Fixed Rate Instruments (91.3%)
               Florida (80.6%)
$2,500     Board of Education Capital Outlay Bonds,
             Series B                             5.88%    6/01/20    $ 2,466
 1,100     Broward County Housing Finance Auth. MFH RB,
             Series 1995A                         7.00     2/01/25      1,166
 1,855     Citrus County PCRB, Series 1992B       6.35     2/01/22      1,928
 2,000     Collier County Health Facilities Auth. RB,
             Series 1994                          7.00    12/01/19      2,054
 5,000     Dade County Guaranteed Entitlement RB,
             Series A (CRE)                       6.21(b)  2/01/18      1,290
   335     Dunes Community Development District RB,
             Series 1992                          6.10    10/01/18        337
 3,500     Duval County Housing Finance Auth. RB,
             Series 1995 (CRE)                    6.75     4/01/25      3,505
 1,000     Florida State Univ. Family Housing RB,
             Series 1994 (CRE)                    6.00     5/01/23      1,005
 2,000     Hillsborough County IDA PCRB           6.25    12/01/34      2,048
 1,940     Housing Finance Agency RB,             6.35     7/01/14      1,995
             Series 1994B
 1,000     Miami Beach Health Facilities Auth. Hospital
             RB, Series 1992 (CRE)                6.25    11/15/19      1,020
 1,000     Miramar Wastewater Improvement Assessment
             Bonds, Series 1994 (CRE)             6.75    10/01/25      1,096
 5,000     North Miami Educational Facilities RB,
             Series 1994A                         6.13     4/01/20      4,742
 4,000     Orange County Health Facilities Auth. RB,
             Series 1995                          6.75     7/01/20      3,961
 1,000     Orange County Housing Finance Auth. RB 6.40     2/01/30      1,011
 2,600     Orlando and Orange County Expressway Auth.
             RB, Series 1993                      5.95     7/01/23      2,531
 2,305     Palm Beach County Health Facilities Auth.
             Hospital RB, Series 1993             6.30    10/01/22      2,336
 1,340     Palm Beach County Housing Finance Auth. RB,
             Series 1994B                         6.40     4/01/14      1,387
 1,250     Reedy Creek Improvement District RB,
             Series 1991A                         6.00     6/01/16      1,265
 2,550     St. Johns County IDA RB                6.00     8/01/22      2,445
 1,215     Sunrise Special Tax District #1 RB,
             Series 1991 (CRE)                    6.38    11/01/21      1,238
 1,150     Tallahassee Consolidated Utility Systems RB,
             Series 1994                          6.20    10/01/19      1,179
 1,300     Turtle Run Community Development
             District RB (CRE)                    6.40     5/01/11      1,338

           Guam (2.0%)
 1,000     Government Limited Obligation Infrastructure
             Improvement RB, Series 1989A (CRE)   7.10    11/15/09      1,060

           Puerto Rico (8.7%)
             Electric Power Auth. RB,
 1,000         Series T                           6.38     7/01/24      1,030
 1,500         Series U                           6.00     7/01/14      1,488
 2,500     Highway and Transportation Auth. RB,
             Series X                             5.00     7/01/22      2,142
                                                                       ------
           Total fixed rate instruments (cost: $48,268)                49,063
                                                                       ------
                      Variable Rate Demand Notes (6.5%)
           Florida
   200     Brevard County Housing Finance Auth. MFH RB,
             Series 1993 (CRE)                    4.85     7/01/05        200
   200     Broward County IDA RB, Series 1992     4.40     3/01/99        200
 2,200     Dade County Health Facilities Auth. RB,
             Series 1990 (CRE)                    4.60     9/01/20      2,200
   900     Jacksonville Health Facilities Auth. RB,
             Series 1990 (CRE)                    4.65     6/01/20        900
                                                                       ------
           Total variable rate demand notes (cost: $3,500)              3,500
                                                                       ------
           Total investments (cost: $51,768)                          $52,563
                                                                       ======
                           Portfolio Summary By Industry
                           -----------------------------

                   Hospitals                            16.5%
                   Electric Power                       12.1
                   Special Assessment/Tax/Fee           11.4
                   Multi-Family Housing                 10.9
                   Education                            10.7
                   Toll Roads                            8.7
                   Healthcare - Miscellaneous            7.4
                   Single-Family Housing                 6.3
                   Water/Sewer                           4.9
                   Nursing Care                          3.8
                   Sales Tax Obligations                 2.4
                   General Obligations                   2.3
                   Aerospace/Defense                      .4
                                                        ----
                   Total                                97.8%
                                                        ====


Florida Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)


Principal                                        Coupon     Final      Market
 Amount                Security                   Rate     Maturity    Value
---------              --------                  ------    --------    ------
                    Variable Rate Demand Notes (61.1%)
               Florida

$1,100     Brevard County Housing Finance Auth. MFH RB,
             Series 1993 (CRE)                    4.85%    7/01/05   $ 1,100
 1,535     Brevard County Mental Health Facilities RB,
             Series 1994C (CRE)                   4.50     1/01/10     1,535
 3,300     Broward County Housing Finance Auth. MFH RB,
             Series 1990 (CRE)                    4.75    10/01/07     3,300
   400     Broward County IDA RB, Series 1992     4.40     3/01/99       400
 2,500     Dade County Aviation Facilities RB,
             Series 1984A (CRE)                   4.40    10/01/09     2,500
 1,800     Dade County Health Facilities Auth. RB,
             Series 1990 (CRE)                    4.60     9/01/20     1,800
 2,400     Dade County IDA RB, Series 1985B (CRE) 4.35     1/01/16     2,400
 1,600     Dade County MFH RB, Series 1993-1 (CRE)4.55     2/01/28     1,600
 2,200     Greater Orlando Aviation Auth. Special
             Purpose RB, Series 1990 (CRE)        4.50    12/01/14     2,200
 1,000     Jacksonville Hospital RB, Series
             1989 (CRE)                           4.60     2/01/19     1,000
   600     Jacksonville IDRB, Series 1989 (CRE)   4.25     7/01/19       600
 4,660     Plant City Hospital RB, Series
             1993 (CRE)                           4.55     3/01/13     4,660
 1,900     Sarasota County Health Facilities Auth. RB,
             Series 1989 (CRE)                    4.50    12/01/19     1,900
   600     Southeast Volusia Hospital RB,
             Series 1995 (CRE)                    4.35     5/01/22       600
 1,700     Suwannee County Health Facilities RB,
             Series 1994 (CRE)                    4.35     2/01/21     1,700
 3,000     Volusia County Housing Finance Auth. RB,
             Series 1985C (CRE)                   5.03     9/01/05     3,000(a)
 1,150     Wauchula IDA RB, Series 1993 (CRE)     4.40    12/01/13     1,150
                                                                      ------
               Total variable rate demand notes (cost: $31,445)       31,445
                                                                      ------

                    Put Bonds (13.7%)
           Florida
$  955     Jacksonville IDA RB, Series 1989 (CRE) 4.00%   10/01/09   $   955
 1,000     Jacksonville PCRB, Series 1992         4.20     5/01/27     1,000
 2,200     Putnam County Development Auth. PCRB,
             Series 1984H-3 (CRE)                 3.75     3/15/14     2,200
 1,500     St. Lucie County PCRB, Series 1992     4.20     5/01/27     1,500
 1,400     West Orange Memorial Hospital RB,
             Series 1991A-1 (CRE)                 3.75     2/01/22     1,400
                                                                      ------
           Total put bonds (cost: $7,055)                              7,055
                                                                      ------

                         Fixed Rate Instruments (24.4%)
           Florida
 2,000     Department of Environmental Protection RB,
             Series 1995A (CRE)                   5.00     7/01/96     2,018
           Gainesville Utilities System CP Notes,
   800       Series 1995C                         3.65    10/05/95       800
 1,600       Series 1995C                         3.60    10/11/95     1,600
 2,000     Jacksonville Electric System CP Notes,
             Series 1995A                         3.70    10/02/95     2,000
 2,100     Local Government Finance Commission Pooled
             CP Notes, Series 1995A (CRE)         3.85     1/09/96     2,100
 1,500     Monroe County School District TAN,
             Series 1995                          4.00     6/05/96     1,500
 1,000     Orange County School District RAN,
             Series 1995A                         4.50     6/25/96     1,006
 1,505     Sunshine State Government Finance Commission
             CP Notes (CRE)                       4.00    10/05/95     1,505
                                                                      ------
           Total fixed rate instruments (cost: $12,529)               12,529
                                                                      ------
           Total investments (cost: $51,029)                         $51,029
                                                                      ======

                        Portfolio Summary By Industry
                        -----------------------------

                Hospitals                             24.7%
                Multi-Family Housing                  17.5
                Electric Power                        13.0
                Airports                               9.1
                Finance -- Municipal                   7.0
                Nursing Care                           5.5
                Education                              4.9
                Special Assessment/Tax/Fee             4.7
                Water/Sewer                            4.7
                Real Estate                            3.9
                Buildings                              3.4
                Aerospace/Defense                       .8
                                                     -----
                Total                                 99.2%
                                                     -----

Notes to Portfolios of Investments

September 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

          CP   Commercial Paper
          CRE  Credit Enhanced
          IDA  Industrial Development Authority/Agency
          IDRB Industrial Development Revenue Bond
          MFH  Multi-Family Housing
          PCRB Pollution Control Revenue Bond
          RAN  Revenue Anticipation Note
          RB   Revenue Bond
          TAN  Tax Anticipation Note

Specific Notes

(a) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At September 30, 1995, this security represented 5.8% of the Florida Tax-Free Money Market Fund's net assets.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.

See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Six-month period ended September 30, 1995
(Unaudited)

                                           Florida            Florida
                                           Tax-Free        Tax-Free Money
                                          Income Fund        Market Fund
                                          -----------      --------------

Net investment income:
  Interest income                          $1,465             $1,043
                                           ------             ------
  Expenses:
    Management fees                           107                116
    Transfer agent's fees                      19                 18
    Custodian's fees                           20                 18
    Postage                                     2                  2
    Shareholder reporting fees                  1                  2
    Trustees' fees                              3                  3
    Registration fees                           4                  1
    Audit fees                                  6                  6
    Legal fees                                  3                  3
    Other                                       2                  2
                                           ------             ------
      Total expenses before reimbursement     167                171
    Expenses reimbursed                       (48)               (43)
                                           ------             ------
      Total expenses after reimbursement      119                128
                                           ------             ------
        Net investment income               1,346                915
                                           ------             ------
Net realized and unrealized gain (loss)
  on investments:
    Net realized loss                        (231)                _
    Change in net unrealized appreciation/
      depreciation                            836                 _
                                           ------             ------
        Net realized and unrealized gain      605                 _
                                           ------             ------
Increase in net assets resulting from
  operations                               $1,951             $  915
                                           ======             ======

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1995 and Year ended March 31, 1995 (Unaudited)

                                            Florida             Florida
                                           Tax-Free          Tax-Free Money
                                          Income Fund          Market Fund
                                          -----------        --------------

                                       9/30/95   3/31/95   9/30/95   3/31/95
                                       -------   -------   -------   -------
From operations:
  Net investment income                $ 1,346   $ 1,894   $   915  $  1,202
  Net realized loss on investments        (231)   (1,409)       _        _
  Change in net unrealized appreciation/
    depreciation of investments            836     2,180        _        _
                                        ------    ------    ------   -------
    Increase in net assets resulting
      from operations                    1,951     2,665       915     1,202
                                        ------    ------    ------   -------
Distributions to shareholders from:
  Net investment income                 (1,346)   (1,894)     (915)   (1,202)
                                        ------    ------    ------   -------
From capital share transactions:
  Shares sold                           18,670    36,242    25,360   102,680
  Shares issued for dividends reinvested   981     1,425       837     1,087
  Shares redeemed                       (9,383)  (20,495)  (27,000)  (81,419)
                                        ------    ------    ------   -------
    Increase (decrease) in net assets from
      capital share transactions        10,268    17,172      (803)   22,348
                                        ------    ------    ------   -------
Net increase (decrease) in net assets   10,873    17,943      (803)   22,348
Net assets:
  Beginning of period                   42,891    24,948    52,225    29,877
                                        ------    ------    ------   -------
  End of period                        $53,764   $42,891   $51,422  $ 52,225
                                        ======    ======    ======   =======
Change in shares outstanding:
  Shares sold                            2,030     4,140    25,360   102,680
  Shares issued for dividends reinvested   107       161       837     1,087
  Shares redeemed                       (1,015)   (2,363)  (27,000)  (81,419)
                                        ------    ------    ------   -------
    Increase (decrease) in shares
      outstanding                        1,122     1,938      (803)   22,348
                                        ======    ======    ======   =======

See accompanying notes to financial statements.

Notes to Financial Statements
(In Thousands)

September 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds.
The information presented in this semiannual report pertains only to the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (the Funds).

A. Security valuation - Investments in the Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Securities and Exchange Commission, all securities in the Florida Tax-Free Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

(2) Line of Credit

The Funds participate with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996 for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, each Fund may borrow amounts not to exceed 10% of the value of its total assets. Neither Fund may purchase securities when its borrowings exceed 5% of its total assets. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Funds had no borrowings under this Agreement during the six-month period ended September 30, 1995.

(3) Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1995.

Distributions of realized gains from security transactions not offset by capital losses are generally made in the succeeding fiscal year. At September 30, 1995, the Florida Tax-Free Income Fund had a capital loss carryover of approximately $1,897 which will expire in or before 2004. It is unlikely that the Board of Trustees of the Trust will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1995 for the Florida Tax-Free Income Fund were $29,298 and $20,889, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1995 for the Florida Tax-Free Money Market Fund were $79,793 and $80,635, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1995 for the Florida Tax-Free Income Fund was $986 and $191, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000, .40% of that portion over $50,000 but not over $100,000, and .30% of that portion over $100,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Trust. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution.

At September 30, 1995, the Association and its affiliates owned 6 shares (.1%) of the Florida Tax-Free Income Fund and 53 shares (.1%) of the Florida Tax-Free Money Market Fund.

(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

             Net Asset              Net Realized   Distributions
Fiscal       Value at       Net          and          From Net    Distributions
Year         Beginning   Investment   Unrealized     Investment    of Realized
Ended        Of Period     Income     Gain (Loss)      Income     Capital Gains
                ($)         ($)           ($)            ($)            ($)

Florida Tax-Free Income Fund:

March 31, 1994*  10.00       .21       (1.02)         (.21)             -
          1995    8.98       .49         .11          (.49)             -
          1996**  9.09       .26         .12          (.26)             -

Florida Tax-Free Money Market Fund:

March 31, 1994*   1.00       .01          -           (.01)             -
          1995    1.00       .03          -           (.03)             -
          1996**  1.00       .02          -           (.02)             -

                                                                     Ratio of Net
                Net Asset                               Ratio of      Investment
                Value At                 Net Assets     Expenses        Income
                   End          Total       At End      To Average     To Average    Portfolio
                of Period      Return    of Period     Net Assets     Net Assets    Turnover
                  ($)           (%)       ($000)          (%)            (%)         (%)

Florida Tax-Free Income Fund:
March 31, 1994*   8.98         (8.22)     24,948        .50(a)(b)     4.63(a)(b)     284.11
          1995    9.09          7.01      42,891        .50(a)        5.59(a)        183.44
          1996**  9.21          4.21      53,764        .50(a)(b)     5.62(a)(b)      46.53(c)

Florida Tax-Free Money Market Fund:

March 31, 1994*   1.00           .96      29,877        .50(a)(b)     1.98(a)(b)       -
          1995    1.00          2.86      52,225        .50(a)        2.97(a)          -
          1996**  1.00          1.79      51,422        .50(a)(b)     3.55(a)(b)       -

                                               Ratio of        Ratio of Net
                                               Expenses      Investment Income
                                              To Average        To Average
                                              Net Assets        Net Assets
                                                 (%)               (%)

Florida Tax-Free Income Fund:

March 31, 1994*                                 1.33(b)          3.80(b)
          1995                                   .81             5.28
          1996**                                 .70(b)          5.42(b)

Florida Tax-Free Money Market Fund:

March 31, 1994*                                 1.11(b)          1.37(b)
          1995                                   .72             2.75
          1996**                                 .66(b)          3.39(b)

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Funds' ratios would have been:

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Effective September 30, 1995, the portfolio turnover rate has been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for March 31, 1995, the portfolio turnover rate for the Florida Tax-Free Income Fund would have been 71.76%.

     *    Funds commenced operations October 1, 1993.

    **   For the six-month period ended September 30, 1995.

Total return assumes reinvestment of all dividend income and capital gains distributions during the period.